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                        VANGUARD VARIABLE INSURANCE FUND

              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 29, 1998

ADDITIONS TO INVESTMENT MANAGEMENT TEAMS

SMALL COMPANY GROWTH PORTFOLIO

Gary C. Hatton, CFA, co-manages the Portfolio's assets. Mr. Hatton serves as Executive Vice President of Granahan Investment Management, Inc. (Granahan), and has 17 years' experience in investment management. He joined Granahan in 1985, and its portfolio management team in 1996. He received a B.S. from the University of Rhode Island and an M.S. from the University of Wisconsin.
     Jane M. White also co-manages the Portfolio's assets. Ms. White serves as Executive Vice President of Granahan, and has 19 years' experience in investment management. She joined Granahan in 1985, and its portfolio management team in 1996. She received a B.A. from Boston University.

GROWTH PORTFOLIO

John S. Cole co-manages the Portfolio's assets. Mr. Cole serves as Principal of Lincoln Capital Management Company (Lincoln), and has 7 years' experience in investment management. He joined Lincoln in 1997 as a portfolio manager. He received a B.S. from Bentley College and an M.B.A. from the University of Notre Dame.






(C) 1999 The Vanguard Group, Inc. All rights reserved.          PS64N-12/30/1999
Vanguard Marketing Corporation, Distributor.